UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (date of earliest event reported): June 23, 2020

CANNAE HOLDINGS, INC.

(Exact name of Registrant as Specified in its Charter)

Delaware	1-38300	82-1273460
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1701 Village Center Circle

Las Vegas, Nevada 89134

(Addresses of principal executive offices)

(702) 323-7330

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Cannae Common Stock, $0.0001 par value	CNNE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Cannae Holdings, Inc. (the “Company”), currently owns a minority ownership interest in the parent of Dun & Bradstreet Holdings, Inc. (“D&B”). In connection with an initial public offering by D&B (the “Offering”), DNB Holdco, LLC (the “Purchaser”), an indirectly owned subsidiary of the Company, entered into that certain Dun & Bradstreet Holdings, Inc. Common Stock Purchase Agreement, dated June 23, 2020, with D&B (the “Purchase Agreement”), pursuant to which the Purchaser agreed to purchase shares of Common Stock of D&B, par value $0.0001 per share (the “Private Placement Shares”) in a private placement (the “Private Placement”) at a purchase price per share of 98.5% of the initial public offering price (before underwriting discounts and expenses) in the Offering. The aggregate cash purchase price for the Private Placement Shares is expected to be $200,000,000.

The closing of the Private Placement (the “Closing”) is contingent on the closing of the Offering and subject to the satisfaction or waiver of customary closing conditions. However, the consummation of the Offering is not contingent on the consummation of the Private Placement.

Under the terms of the Purchase Agreement, at the Closing, in connection with the Offering and the Private Placement, the Company has agreed to enter into a registration rights agreement with certain shareholders of D&B.

The information contained in this Current Report on Form 8-K is not an offer to sell or the solicitation of an offer to buy any securities of the Company or D&B.

The foregoing description of the Purchase Agreement is not complete and is subject to, and qualified in its entirety by, reference to the full text of the Purchase Agreement, which is filed as Exhibit 10.1 and incorporated herein by reference.

Item 7.01.	Regulation FD Disclosure.

On June 24, 2020, the Company made available on its website a press release (the “Press Release”), announcing the Offering and the Private Placement. The foregoing description of the Press Release is qualified in its entirety by reference to the full text of the Press Release, which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

The information furnished pursuant to Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that Section, and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description
10.1	Dun & Bradstreet Holdings, Inc. Common Stock Purchase Agreement, dated June 23, 2020, among Dun & Bradstreet Holdings, Inc. and DNB Holdco, LLC.

99.1	Press Release, dated June 24, 2020.

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cannae Holdings, Inc.

Date: June 29, 2020	By:	/s/ Michael L. Gravelle
		Name:	Michael L. Gravelle
		Title:	Executive Vice President, General Counsel, and Corporate Secretary